                                                                   EXHIBIT 10.34

                               PLEDGE AGREEMENT
                               ----------------


          This PLEDGE AGREEMENT ("Agreement"), dated as of December __, 1997 is
                                  ---------
made by SILICON GAMING, INC., a California corporation, as Grantor, in favor of and for the benefit of Silicon Valley Bank as Secured Party under the Loan and Security Agreement hereafter referred to, with reference to the following facts:

                                    RECITALS
                                    --------

     A. Pursuant to the Loan and Security Agreement dated as of November 25, 1997, among Silicon Gaming, Inc., a California corporation ("Borrower") and
                                                             --------
Silicon Valley Bank, (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan and Security
                                                           -----------------
Agreement"), the Secured Party has agreed to extend certain credit facilities to
---------
Borrower.

     B. The Loan and Security Agreement provides, as a condition precedent to the Secured Party's obligation to extend credit facilities to Borrower after the Closing Date, that Grantor shall enter into this Agreement, and shall pledge certain Pledged Collateral to Secured Party, all under the terms and conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in order to induce the Secured Party to extend credit facilities to Borrower under the Loan and Security Agreement, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantor hereby represents, warrants, covenants, agrees, and pledges as follows:

     1.   Definitions.  The following terms shall have the meanings respectively
          -----------
set forth after each:

          "Agreement" means this Pledge Agreement, and any  extensions,
           ---------
modifications, renewals, restatements, supplements or amendments hereof.

          "Certificates" means all certificates, instruments or  other documents
           ------------
now or hereafter representing or evidencing any Pledged securities.

          "Gaming Authorities" means any Governmental Body that holds
           ------------------
regulatory, licensing or permit authority over gaming activities conducted by the Borrower or its Gaming Subsidiaries within its jurisdiction.

          "Gaming Laws" means all laws and regulations pursuant to which any
           -----------
Gaming Authority possesses regulatory, licensing or permit authority over gaming activities conducted by the Borrower or its Gaming Subsidiaries within its jurisdiction.

          "Gaming Subsidiaries" means any Subsidiary that is subject to the
           -------------------
regulatory, licensing or permit authority and jurisdiction of any Gaming Authority.

          "Gaming Subsidiaries Stock Restrictions" means the negative pledge
           --------------------------------------
(e.g., the agreement not to encumber), and the restrictions on transfers of the capital stock of the Borrower's Gaming Subsidiaries, but in each case only to the extent such negative pledge or restrictions require the approval of any Gaming Authority pursuant to the Gaming Laws.

          "Gaming Subsidiaries Stock Restrictions Requisite Gaming Approvals"
           -----------------------------------------------------------------
has the meaning set forth in Section 3.3 hereof.

          "Obligations" has the meaning set forth in the Loan and Security
           -----------
Agreement.

          "Pledged Collateral" means any and all property of Grantor now or
           ------------------
hereafter pledged and delivered to Secured Party, and includes without limitation the Pledged Securities, any Certificates representing or evidencing the same, any and all proceeds and products of any of the foregoing, and any and all collections, dividends, distributions, redemption payments, liquidation payments, interest or premiums with respect to any of the foregoing.

          "Pledged Securities" means (i) 100% of the shares of the issued and
           ------------------
outstanding capital stock of all existing Gaming Subsidiaries, which existing Gaming Subsidiaries are listed on Schedule 1 hereto, except Silicon Gaming-
                                  ----------
Missouri, (ii) any and all securities now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, (iii) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock of the existing Subsidiaries listed on Schedule 1 hereto, (iv) any
                                                     ----------
and all additional capital stock of the existing Subsidiaries listed on Schedule
                                                                        --------
1 hereto, and (v) any and all equity interests and the Certificates or other
-
written evidence representing such equity interests and any interest of Grantor in the entries on the books of any financial intermediary pertaining thereto hereafter acquired by Grantor in any future Gaming Subsidiary.

          "Secured Party" means Silicon Valley Bank.
           -------------

          "Pledged Shares" has the meaning set forth in Section 3.1(c) hereof.
           --------------

     2.   Incorporation of Representations, Warranties, Covenants and other
          -----------------------------------------------------------------
Provisions of Loan Documents.  This Agreement is one of the Loan Documents
----------------------------
referred to in the Loan and Security Agreement. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth in full. Grantor further represents and warrants that, other than as permitted under the Loan and Security Agreement, Grantor has full title to the Pledged Collateral, free and clear of any Lien, security interest, encumbrance or claim.

     3.   Intercreditor Agreement.  Notwithstanding any contrary provision
          -----------------------
contained herein, this Agreement is subject to that certain Intercreditor Agreement dated as of December ___, 1997, by and between Silicon Valley Bank and B III Capital Partners, L.P., a Delaware limited partnership.

     4.   Gaming Restrictions.
          -------------------

          4.1  Acknowledgement of Gaming Restrictions.  The Secured Party
               --------------------------------------
acknowledges that pursuant to the Gaming Laws:

               (a) Approvals from the Gaming Authorities are required for the Secured Party to acquire control (as defined in the Gaming Laws) of the Grantor.

               (b) The disposition of collateral consisting of gaming devices, including slot machines, cashless wagering systems and associated equipment (as those terms are defined in the Gaming Laws) is subject to the requirements of the Gaming Laws, before foreclosure on, taking possession of, or other disposition of such devices.

               (c) The pledge and disposition by the Borrower of the capital stock of Silicon Gaming-New Jersey, Inc., Silicon Gaming-Missouri, Inc., Silicon Gaming-Nevada, Inc., Silicon Gaming-Mississippi, Inc., and Silicon Gaming-Colorado, Inc. (the "Pledged Shares"), and any restrictions on the transfer of and agreements not to encumber the Pledged Shares, require the prior approval of the appropriate Gaming Authorities. Any pledge or disposition of the Pledged Shares, and any restrictions on transfer or agreements not to encumber such Pledged Shares, are void without such prior approvals.

               (d) Any foreclosure on or transfer of a possessory security interest in or other disposition of the Pledged Shares, except a transfer back to the Grantor, and before any other resort to the Pledged Shares or other enforcement of the security interests herein, will require the prior approvals of the appropriate Gaming Authorities and the licensing of the Secured Party, unless such licensing requirement is waived by the appropriate Gaming Authorities upon application of the Secured Party.

               (e) The collateral agents must maintain stock certificates or other instruments evidencing the Pledged Shares at all times physically within the various states in which the Gaming Subsidiaries are licensed, at a location designated to the Gaming Authorities, and shall make such stock certificates or other instruments available for inspection by agents of the Gaming Authorities immediately upon request during normal business hours.

               (f) The Grantor and Silicon Gaming, Inc. must report the Loan, and the transactions contemplated by the Loan and Security Agreement, to the Gaming Authorities after the execution thereof. In addition, the Gaming Authorities may require rescission thereof if such transactions are inimical to public health, safety, morals, good order or general welfare of the people of the state or would reflect, or tend to reflect, discredit upon the state or the gaming industry.

               (g) The Secured Party is subject to being called forward by the Gaming Authorities, in their discretion, for licensing or a finding of suitability as a lender.

          4.2  Cooperation with Gaming Authorities.  The Secured Party agrees to
               -----------------------------------
cooperate with the Gaming Authorities in connection with the administration of their regulatory jurisdiction over the Borrower and its Gaming Subsidiaries, including, without limitation, the provision of such documents or other information as may be requested by any such Gaming Authority relating to the Lender, or to the Borrower or its Gaming Subsidiaries, or to the Loan and Security Agreement.

          4.3  Gaming Laws; Requisite Gaming Approvals.
               ---------------------------------------

               (a) Notwithstanding anything to the contrary therein, the Loan and Security Agreement and the exercise of all rights, powers and remedies thereunder, are subject to all applicable provisions of the Gaming Laws.

               (b) Notwithstanding anything to the contrary contained above or in the Loan and Security Agreement, the Secured Party understands and agrees that (i) the pledge of, and grant of, a possessory security interest in the Capital Stock of the Gaming Subsidiaries requires the prior approval of the Gaming Authorities under the Gaming Laws (the "Pledged Securities Requisite Gaming Approvals"), and
(ii) to become effective, the Gaming Subsidiaries Stock Restrictions require the approvals described in the definition thereof (the "Gaming Subsidiaries Stock Restrictions Requisite Gaming Approvals"). On the Closing Date, the Borrower and its Gaming Subsidiaries in good faith believe that they will be able to obtain all Pledged Securities Requisite Gaming Approvals and Gaming Subsidiaries Stock Restrictions Requisite Gaming Approvals within 180 days after the Closing Date. Notwithstanding anything to the contrary contained above or in the Loan and Security Agreement, unless and until (x) the relevant Pledged Securities Requisite Gaming Approvals have been obtained with respect to the pledge of the Capital Stock of the Gaming Subsidiaries, the pledge of such Capital Stock will not be required, and (y) the relevant Gaming Subsidiaries Stock Restrictions shall not apply or be effective. To the extent the relevant Pledged Securities Requisite Gaming Approvals are obtained with respect to one or more of the Gaming Subsidiaries, the Capital Stock of such entity shall promptly (and in any event within 10 days after obtaining such approvals) be pledged pursuant to the relevant pledge agreement. Furthermore, the Borrower and its Gaming Subsidiaries agree to use their best efforts to obtain all Pledged Securities Requisite Gaming Approvals and Gaming Subsidiaries Stock Restrictions Requisite Gaming approvals as promptly as possible after the Closing Date.

               (c) Notwithstanding anything to the contrary contained in subparagraph (b) above in the Loan and Security Agreement, the Secured Party understands and agrees that the provision of paragraph (b) shall not apply to the Borrower's subsidiary, Silicon Gaming-Missouri, Inc., its stock, its license (if granted), and the obtaining of the Gaming Subsidiaries Stock Restrictions Requisite Gaming Approvals or the Pledge Securities Requisite Gaming Approvals contemplated therein.

          4.4  Gaming Collateral.  Subject to any release of any Pledged Shares,
               -----------------
the Secured Party or any collateral agent acting on its behalf, shall, to the extent required by the Gaming Laws, retain possession of all pledged collateral consisting of the Pledged Shares within the state in which the Gaming Subsidiary is licensed, at a location designated to the state Gaming Authorities.

     5.   Creation of Security Interest.
          -----------------------------

          5.1  Pledge of Pledged Collateral.  Grantor hereby pledges an`d grants
               ----------------------------
to Secured Party a security interest in and to all Pledged Collateral for the benefit of Secured Party as Security for the Obligations specified in Section 5
                                                                      ---------
below, together with all products, proceeds, dividends, redemption payments, liquidation payments, instruments and other Property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral. Grantor represents and warrants that the security interests and pledge granted herein are in compliance with all applicable Laws, including without limitation all Gaming Laws. The security interest and pledge created by this Section 4.1 shall continue in effect so long
                                    -----------
as any Obligation is owed to Secured Party or any commitment to extend credit to Borrower remains outstanding from Secured Party.

          5.2  Delivery of Certain Pledged Collateral.  After the Closing Date,
               --------------------------------------
Borrower shall deliver to the Secured Party the Certificates evidencing 100% of the capital stock of the existing Subsidiaries listed on Schedule 1 hereto,
                                                         ----------
except Silicon Gaming - Missouri, Inc. within 10 days after obtaining the Requisite Gaming Approvals authorizing such delivery. Following the Closing Date, subject to compliance with Gaming Laws, additional Pledged Collateral may from time to time be delivered to Secured Party by agreement between Secured Party and Borrower. All Certificates at any time delivered to Secured Party for its benefit shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall hold all Certificates pledged hereunder pursuant to this Agreement unless and until released in accordance with Section 4.3 of this Agreement.
                            -----------

          5.3  Release of Pledged Collateral.  Pledged Collateral that is
               -----------------------------
required to be released from the pledge and security interest created by this Agreement in order to permit Grantor to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, or dividend payment or distribution that Grantor is entitled to consummate pursuant to the Loan Documents, if any, shall be so released by Secured Party at such times and to the extent necessary to permit Grantor to consummate such permitted transactions promptly following the Secured Party's receipt of written request therefor by Grantor specifying the purpose for which release is requested and such further certificates or other documents as Secured Party reasonably shall request in its discretion to confirm that Grantor is permitted to consummate such permitted transaction and to confirm Secured Party's replacement lien on appropriate collateral. Any request for any permitted release shall be transmitted to Secured Party. Subject to compliance with Gaming Laws, Secured Party, at the expense of Grantor, promptly shall redeliver all certificates and shall execute and deliver to Grantor all documents requested by Grantor that are reasonably necessary to release Pledged Collateral of record whenever Grantor shall be entitled to the release thereof in accordance with this Section 4.3.
                                                                 -----------

     6.   Security for Obligations.  This Agreement and the pledge and security
          ------------------------
interests granted herein secure the prompt payment, in full in cash, and full performance of, all Obligations, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations now or hereafter existing under this Agreement, and all interest that accrues on all or any part of any of the Obligations after the filing of any petition or pleading for a proceeding under any insolvency law.

     7.   Further Assurances.
          ------------------

          7.1 Subject to compliance with applicable Gaming Laws, Grantor agrees that at any time, and from time to time, at its own expense Grantor will promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions, including, without limitation, causing the Gaming Subsidiaries whose capital stock or other securities are pledged hereunder to so execute, deliver, file or take other actions, that may be necessary or desirable, or that Secured Party reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to preserve, protect and maintain the Pledged Collateral, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral. Subject to compliance with applicable Gaming Laws, Grantor hereby consents and agrees that the issuers of, or obligors on, the Pledged Collateral, or any registrar or transfer agent or trustee for any of the Pledged Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

          7.2 Grantor agrees to assist Secured Party in obtaining all approvals of any Gaming or other Governmental Authority that are required by law for or in connection, with any action or transaction contemplated by this Agreement and, at Secured Party's request after and during the continuance of an Event of Default, to prepare, sign and file with the appropriate Gaming Authority the transferor's portion of any application or applications for consent to the transfer of control thereof necessary or appropriate under applicable Gaming Laws for approval of any sale or transfer of the Pledged Collateral pursuant to the exercise of Secured Party's remedies hereunder and under the Loan

Documents.

     8.   Voting Rights; Dividends, etc.  So long as no Event of Default under
          ------------------------------
the Loan and Security Agreement occurs and remains continuing:

          8.1  Voting Rights.  Grantor shall be entitled to exercise any and all
               -------------
voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan and Security Agreement, or the other Loan Documents.

          8.2  Interest, Dividend and Distribution Rights.  Grantor shall be
               ------------------------------------------
entitled to receive and to retain and use any and all interest, premiums, dividends or distributions paid in respect of the Pledged Collateral; provided,
                                                                      --------
however, that any and all such dividends or distributions received in the form
-------
of capital stock shall be, and the Certificates representing such capital stock forthwith shall be delivered to Secured Party to hold as Pledged Collateral and shall, if received by Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property of Grantor, and forthwith be delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements). If Secured Party causes any Certificates to be registered in the name of Secured Party, Secured Party agrees to grant applicable proxies with respect to such Certificates in favor of Grantor.

     9.   Rights During Event of Default.  Following the occurrence and during
          ------------------------------
the continuance of any Event of Default, but subject to compliance with Gaming
Laws:

          9.1  Voting and Distribution Rights.  At the option of Secured Party,
               ------------------------------
all rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7.1 above, and to
                                                       -----------
receive the interest, premiums, dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 7.2 above,
                                                          -----------
shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions.

          9.2  Distribution Held in Trust.  All dividends and other
               --------------------------
distributions which are received by Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and forthwith shall be paid over to Secured Party as

Pledged Collateral in the same form as so received (with any necessary endorsements).

          9.3  Irrevocable Proxy.  Grantor hereby revokes all previous proxies
               -----------------
with regard to the Pledged Securities and, to the extent allowable under applicable Law (including, without limitation, applicable Gaming Laws), appoints Secured Party as its proxy holder to attend and vote at any and all meetings of the shareholders of the Gaming Subsidiaries whose capital stock or other securities are pledged hereunder, and any adjournments thereof, held on or after the date of the occurrence of an Event of Default and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporations executed on or after the date of the occurrence of an Event of Default and prior to the termination of this proxy, with the same effect as if Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents; provided, however, that the proxy
                                               --------  -------
holder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default under the Loan and Security Agreement and that such rights shall be subject to compliance with all applicable Gaming Laws. Grantor hereby authorizes Secured Party, following the occurrence of an Event of Default and the acceleration of the Obligations under the Loan and Security Agreement, to substitute another person as the proxy holder and, thereupon to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Borrower remains outstanding from Secured Party and until such time as all Obligations have been paid and performed in full.

     10.  Transfers and Other Liens.  Subject to compliance with Gaming Laws,
          -------------------------
Grantor agrees that, except as specifically permitted under the Loan Documents, it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon, or with respect to, any of the Pledged Collateral, (iii) take any action with respect to the Pledged Collateral which is inconsistent with the provisions or purposes of this Agreement or any other Loan Document or
(iv) without the consent of Bank which consent will not be unreasonably withheld, and at any time that an Event of Default shall have occurred and be continuing, transfer the Pledged Securities between and among the Borrower and its Subsidiaries.

     11.  Secured Party Appointed Attorney-In Fact.  Subject to compliance with
          ----------------------------------------
Gaming Laws, Grantor hereby irrevocably appoints

Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor, and in the name of Grantor, or otherwise, from time to time, in Secured Party's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Pledged Collateral; (b) to do any and every act which Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in Grantor's name, any financing statement covering the Pledged Collateral; and (d) to endorse and transfer the Pledged Collateral upon foreclosure by Secured Party; provided,
                                                                   --------
however, that Secured Party shall be under no obligation whatsoever to take
-------
any of the foregoing actions, and Secured Party shall not have any liability or responsibility for any act (other than Secured Party's own gross negligence or willful misconduct) or omission taken with respect thereto. Grantor hereby agrees to repay immediately upon demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any right or taking any action under this Agreement, together with interest as provided for in the Loan and Security Agreement.

     12.  Secured Party May Perform Obligations.  If Grantor fails to perform
          -------------------------------------
any Obligation contained herein, Secured Party, subject to compliance with applicable Gaming Laws, may, but without any obligation to do so and without notice to or demand upon Grantor, perform the same and take such other action as Secured Party may deem necessary or desirable to protect the Pledged Collateral or Secured Party's security interests therein, Secured Party being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any Lien which in the reasonable judgment of Secured Party appears to be prior or superior to Secured Party's security interests, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Grantor hereby agrees to repay immediately upon demand all sums so expended by Secured Party, together with interest from the date of expenditure at the rates provided for in the Loan and Security Agreement. Secured Party shall not be under any duty or obligation to (i) preserve, maintain or protect the Pledged Collateral or any of Grantor's rights or interest therein, (ii) exercise any voting rights with respect to the Pledged Collateral, or (iii) make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Pledged Collateral on behalf of Grantor or any other Person having any interest therein; and Secured Party does not assume and shall not be obligated to perform the obligations of Grantor, if any, with respect to the Pledged Collateral.

     13.  Reasonable Care.  Secured Party shall be deemed to have exercised
          ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially similar to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to maturities, calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral. Secured Party shall comply with the conditions, if any, imposed by any Gaming Authority in connection with the approvals of the security interest granted hereunder by Grantor, including, without limitation, any conditions requiring Secured Party to permit representatives of Gaming Authorities to inspect such securities and Certificates. Secured Party shall not surrender possession of any Pledged Collateral to any party other than Grantor without the prior approval of the applicable Gaming Authority or as otherwise permitted by applicable Gaming Laws.

     14.  Events of Default and Remedies.
          ------------------------------

          14.1 Rights Upon Event of Default.  Upon the occurrence and during the
               ----------------------------
continuance of an Event of Default under the Loan and Security Agreement, Grantor shall be in default hereunder and, subject to compliance with applicable Gaming Laws, Secured Party shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Secured Party may have under this Agreement and under applicable law or in equity, all of its rights and remedies as a secured party under the Uniform Commercial Code ("UCC") as enacted in any such jurisdiction (irrespective of whether the UCC by its terms applies to the affected items of collateral), and in addition, subject to compliance with Gaming Laws, the following rights and remedies, all of which may be exercised with or without further notice to Grantor:

               (a) to notify any issuer of any Pledged Collateral that the same has been pledged to Secured Party and that all dividends and other payments thereon are to be made directly and exclusively to Secured Party; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the Pledged Collateral and any amounts owing thereon to enter into any other agreement relating to or affecting the Pledged Collateral; and to give all consents, waivers and ratification with respect to the Pledged Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if Secured Party were the owner thereof;

               (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Pledged Collateral and take or bring, in Secured Party's name(s) or in the name of Grantor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Pledged Collateral;

               (c) in accordance with applicable law (including, without limitation, applicable Gaming Laws), to take possession of the Pledged Collateral with or without judicial process;

               (d) to endorse, in the name of Grantor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Pledged Collateral;

               (e) to transfer any or all of the Pledged Collateral into the name of Secured Party or its nominee or nominees: and

               (f) in accordance with all applicable laws (including, without limitation, applicable Gaming Laws), to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the Pledged Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Pledged Collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

all at the sole option of and in the sole discretion of Secured Party.

          14.2 Notice of Sale.  Secured Party shall give Grantor at least five
               --------------
(5) days' written notice of sale of all or any part of the Pledged Collateral. Subject to compliance with Gaming Laws, any sale of the Pledged Collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole and absolute discretion. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for, and purchase for the account of, Secured Party or any nominee of Secured Party the whole or any part of the Pledged Collateral. Secured Party shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

          14.3 Private Sales.  Subject to compliance with Gaming Laws, upon the
               -------------
occurrence and during the continuance of an Event of Default under the Loan and Security Agreement, whether or not any of the Pledged Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, Secured Party may, in its sole and absolute discretion, sell all or any part of the Pledged Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own accounts for investment and not with a view to the distribution or resale thereof. In the event that any of the Pledged Collateral is sold at private sale, Grantor agrees that if the Pledged Collateral is sold for a price which Secured Party in good faith believes to be reasonable, then (A) the sale shall not be deemed to be commercially unreasonable by reason of price, (B) Grantor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (C) Secured Party shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantor recognizes that a ready market may not exist for Pledged Securities which are not regularly traded on a recognized securities exchange or in another recognized market, and that a sale by Secured Party of any such Pledged Securities for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of Pledged Securities or Pledged Securities that are privately traded. To the maximum extent permitted by law, Grantor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, as may be commercially reasonable.

          14.4 Title of Purchasers.  Subject to applicable requirements of law
               -------------------
(including, without limitation, applicable Gaming Laws), upon consummation of any sale of Pledged Collateral pursuant to this Section 13, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          14.5 Disposition of Proceeds of Sale.  The net cash proceeds resulting
               -------------------------------
from the collection, liquidation sale or other disposition of the Pledged Collateral shall be applied, first, to the reasonable costs and expenses
                             -----
(including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Collateral, and the like; second, to the satisfaction of all Obligations, with
                          ------
application as to any particular Obligations to be in the order set forth in the Loan and Security Agreement or other Loan Documents; third, to all other
                                                     -----
indebtedness secured hereby in such order and manner as Secured Party in its sole and absolute discretion may determine, and fourth, if any balance remains,
                                                ------
to Grantor or Grantor's designee.

     15.  Regulatory Matters.  Secured Party acknowledges and agrees that:
          ------------------

          (a) In the event that Secured Party exercises one or more of the remedies set forth in Section 13 of this Agreement, including but not limited to registration of the Pledged Collateral pursuant to applicable Gaming Laws, such exercise of remedies would be deemed a separate transfer of the Pledged Collateral and would require the separate and prior approval of the applicable Gaming Authority pursuant to applicable Gaming Laws as in effect on the date hereof.

          (b) The approval by the applicable Gaming Authority of this Agreement shall not act or be construed as the approval, either express or implied, for Secured Party to take any actions or steps provided for in this Agreement for which prior approval of the Gaming Authority is required, without first obtaining such prior and separate approval of the Gaming Authority to the extent then required by applicable law.

     16.  Continuing Effect.  This Agreement shall remain in full
          -----------------
force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets.

     17.  Covenant Not to Issue Uncertified Securities.  Grantor represents and
          --------------------------------------------
warrants to Secured Party that all of the capital stock of each of the Gaming Subsidiaries is and will be in certificated form (as contemplated by the Uniform Commercial Code as enacted in the applicable jurisdiction), and, subject to compliance with applicable Gaming Laws, covenants to Secured Party that it will not cause or permit such Gaming Subsidiaries to issue any capital stock in uncertificated form or seek to convert all or any part of its existing capital stock into uncertificated form (as contemplated by the Uniform Commercial Code as enacted in the applicable jurisdiction). The foregoing representations, warranties and covenants shall survive the execution and delivery of this Agreement.

     18.  Covenant Not to Dilute Interests of Secured Party in Pledged
          ------------------------------------------------------------
Securities.  Subject to compliance with applicable Gaming Laws and except as
----------
otherwise permitted by the Loan and Security Agreement, Grantor represents, warrants and covenants to Secured Party that it will not at any time cause or permit the Gaming Subsidiaries to issue any additional capital stock, or any warrants, options or other rights to acquire any additional capital stock, if the effect thereof would be to dilute in any way the interests of Secured Party in any Pledged Securities or any corporation whose securities constitute Pledged Securities.

     19.  Indemnity.  Grantor agrees to indemnify and hold harmless Secured
          ---------
Party, and each of them, from and against any and all claims, demands, losses, judgments and liabilities (including without limitation liabilities for penalties) of whatsoever kind or nature, and to reimburse Secured Party for all costs and expenses, including without limitation reasonable attorneys' fees and expenses and/or costs and expenses associated with obtaining required approvals of any Gaming Authority, arising out of or in connection with this Agreement or the exercise by Secured Party of any right or remedy granted to it hereunder or under the Loan Documents, other than arising from the gross negligence or willful misconduct of Secured Party. In no event shall Secured Party be liable for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the agreements of Grantor under this Section 18 are
                                                        ----------
unenforceable for any reason, Grantor hereby agrees to make the maximum contribution to the payment and satisfaction as such obligations which is permissible under applicable law.

     20.  Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with and governed by the laws of the State of California and in accordance with applicable Gaming Laws.

     21.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

     22.  Additional Powers and Authorization.  Notwithstanding anything
          -----------------------------------
contained herein to the contrary, the Secured Party may employ agents, trustees, or attorneys-in-fact and, subject to compliance with applicable Gaming Laws, may vest any of them with any property (including, without limitation, the Pledged Collateral), title, right or power deemed necessary for the purposes of such appointment.

          IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed as of the date first above written.


                              SILICON GAMING, INC., a California corporation


                                     /s/ Thomas E. Carlson
                              By ________________________________

                                         President
                              Title: ____________________________

                              Address for Grantor:
                              Silicon Gaming, Inc.
                              2800 West Bayshore Road
                              Palo Alto, CA  94303
                              Telecopier: (650) 842-9001
                              Telephone: (650) 842-9000
ACCEPTED:

SILICON VALLEY BANK
as Secured Party


        /s/ John China
By ________________________________

              President
Title: ____________________________

                                   Schedule 1
                                   ----------

                              Gaming subsidiaries

Silicon Gaming-New Jersey, Inc., a New Jersey corporation

Silicon Gaming-Missouri, Inc., a Missouri corporation

Silicon Gaming-Nevada, Inc., a Nevada corporation

Silicon Gaming-Mississippi, Inc., a Mississippi corporation

Silicon Gaming-Colorado, Inc., a Colorado corporation